Exhibit 1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

GS Mortgage Securities Corporation II (the “Depositor”)

Goldman Sachs Bank USA

Goldman Sachs & Co. LLC

Goldman Sachs Mortgage Company

(collectively, the “Specified Parties”)

Re:	GS Mortgage Securities Corporation Trust 2022-GTWY (the “Issuing Entity”)
Commercial Mortgage Pass-Through Certificates, Series 2022-GTWY (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Specified Parties, for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to the Mortgage Loan (as defined herein) contained on the Data Files (as defined herein) (the “Subject Matter”) relating to the Issuing Entity’s securitization transaction as of 11 April 2022. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Depositor provided us with:

a.	Certain electronic data files (the “Data Files”) that are described in Attachment A,
b.	Copies of various source documents (the “Source Documents”), which are listed on Exhibit 1 to Attachment A,
c.	A list of characteristics on the Data Files (the “Compared Characteristics”), which are listed on Exhibit 2 to Attachment A, that the Depositor instructed us to compare to information contained in the Source Documents,
d.	A list of characteristics on the Data Files (the “Recalculated Characteristics”), which are described in Attachment A, that the Depositor instructed us to recalculate using information on the Data Files,
e.	A list of characteristics on the Data Files (the “Provided Characteristics”), which are listed on Exhibit 3 to Attachment A, on which the Depositor instructed us to perform no procedures,
f.	A draft of the preliminary offering circular for the Issuing Entity’s securitization transaction (the “Draft Preliminary Offering Circular”) and
g.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Data Files, Source Documents, Compared Characteristics, Recalculated Characteristics, Provided Characteristics, Draft Preliminary Offering Circular and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A with respect to the Data Files. We have not verified, and we make no representation as to, the appropriateness, accuracy, completeness or reasonableness of the Source Documents, Provided Characteristics, Draft Preliminary Offering Circular or any other information provided to us by the Depositor upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to: (a) the existence of the Mortgage Loan, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loan conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loan,
iii.	Whether the originator(s) of the Mortgage Loan complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loan that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

11 April 2022

Attachment A Page 1 of 5

Background

For the purpose of the procedures described in this report, the Depositor indicated that:

a.	The assets of the Issuing Entity will consist primarily of one componentized promissory note, evidencing a two-year (subject to three consecutive one-year extension options) floating-rate, interest-only mortgage loan (the “Mortgage Loan”) and
b.	The Mortgage Loan will be secured primarily by the borrowers’ fee simple interests in five hotel properties located in four states and the District of Columbia (each, a “Property” and collectively, the “Properties”).

Procedures performed and our associated findings

1.	The Depositor provided us with:
a.	An electronic data file (the “Preliminary Data File”) that the Depositor indicated contains information relating to the Mortgage Loan and Properties that is expected to be as of 9 May 2022 (the “Reference Date”) and
b.	Record layout and decode information relating to the information on the Preliminary Data File.

Using the information in the Source Documents, we compared the Compared Characteristics listed on Exhibit 2 to Attachment A, as shown on the Preliminary Data File, to the corresponding information in the Source Documents indicated on Exhibit 2 to Attachment A, subject to the instructions, assumptions and methodologies stated in the notes on Exhibit 2 to Attachment A. If more than one Source Document is listed for a Compared Characteristic, the Depositor instructed us to note agreement if the value on the Preliminary Data File for the Compared Characteristic agreed with the corresponding information in at least one of the Source Documents listed for such Compared Characteristic on Exhibit 2 to Attachment A (except as described in the notes on Exhibit 2 to Attachment A). We performed no procedures to reconcile any differences that may exist between various Source Documents for any of the Compared Characteristics listed on Exhibit 2 to Attachment A.

We performed certain procedures on earlier versions of the Data Files and communicated differences prior to being provided the Data Files which were subjected to the procedures as described herein.

2.	As instructed by the Depositor, we adjusted the information on the Preliminary Data File to correct all the differences we noted in performing the procedures described in the Item above and provided a list of such differences to the Depositor. The Preliminary Data File, as so adjusted, is hereinafter referred to as the “Updated Data File.”

Attachment A Page 2 of 5

3.	Subsequent to the performance of the procedures described in the Items above, we received from the Depositor:
a.	An electronic data file (the “Final Data File,” which together with the Preliminary Data File comprise the Data Files) that the Depositor indicated contains information relating to the Mortgage Loan and Properties as of the Reference Date and
b.	Record layout and decode information relating to the information on the Final Data File.

Using information on the:

a.	Final Data File and
b.	Updated Data File,

we compared each Compared Characteristic listed on Exhibit 2 to Attachment A, as shown on the Final Data File, to the corresponding information on the Updated Data File and found such information to be in agreement.

4.	Using the “First Due Date,” as shown on the Final Data File, we recalculated the “Seasoning” of the Mortgage Loan as of the Reference Date. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

5.	Using the:
a.	First Due Date,
b.	Maturity Date and
c.	Fully Extended Maturity Date,

as shown on the Final Data File, we recalculated the:

i.	Original Term To Maturity (Mos.) and
ii.	Fully Extended Original Term

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 3 of 5

6.	The applicable Source Document(s) indicate that the Mortgage Loan is interest-only for its entire term, including the extension period options. Based on this information, the Depositor instructed us to:
a.	Use the “Original Term To Maturity (Mos.),” as shown on the Final Data File, for the original interest-only period of the Mortgage Loan (the “Original Interest-Only Period (Mos.)”),
b.	Use “0” for the original amortization term of the Mortgage Loan (the “Original Amortization Term (Mos.)”),
c.	Use “0” for the fully extended amortization term of the Mortgage Loan (the “Fully Extended Amortization Term”),
d.	Use “0” for the remaining amortization term of the Mortgage Loan (the “Remaining Amortization Term (Mos.)”) and
e.	Use the “Original Balance ($),” as shown on the Final Data File, for:
i.	The principal balance of the Mortgage Loan as of the Reference Date (the “Cut-off Date Balance ($)”) and
ii.	The principal balance of the Mortgage Loan as of the “Maturity Date” of the Mortgage Loan (the “Balloon Balance ($)”).

We compared this information to the corresponding information on the Final Data File and found such information to be in agreement.

7.	Using the:
a.	Original Term To Maturity (Mos.),
b.	Original Interest-Only Period (Mos.),
c.	Fully Extended Original Term and
d.	Seasoning,

as shown on the Final Data File, we recalculated the:

i.	Remaining Term To Maturity (Mos.),
ii.	Remaining Interest-Only Period (Mos.) and
iii.	Fully Extended Remaining Term

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

8.	Using the:
a.	Margin and
b.	SOFR Floor,

as shown on the Final Data File, and a SOFR assumption of 0.35000% provided by the Depositor, we recalculated the “Mortgage Loan Rate (%)” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

9.	Using the:
a.	Margin and
b.	SOFR Strike Cap,

as shown on the Final Data File, we recalculated the “Mortgage Loan Interest Rate (At SOFR Cap)” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 4 of 5

10.	Using the:
a.	Original Balance ($),
b.	Mortgage Loan Rate (%),
c.	Mortgage Loan Interest Rate (At SOFR Cap) and
d.	Interest Accrual Method,

as shown on the Final Data File, and the calculation methodologies provided by the Depositor which are described in the succeeding paragraph(s) of this Item, we recalculated the:

i.	Mortgage Loan Monthly Payment ($),
ii.	Mortgage Loan Annual Debt Service ($) and
iii.	Mortgage Loan Annual Debt Service at SOFR Cap ($)

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Mortgage Loan Monthly Payment ($)” of the Mortgage Loan as 1/12th of the product, rounded to two decimal places, of:

a.	The “Original Balance ($),” as shown on the Final Data File,
b.	The “Mortgage Loan Rate (%),” as shown on the Final Data File, and
c.	365/360.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Mortgage Loan Annual Debt Service ($)” of the Mortgage Loan as twelve (12) times the “Mortgage Loan Monthly Payment ($),” as shown on the Final Data File.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Mortgage Loan Annual Debt Service at SOFR Cap ($)” of the Mortgage Loan as the product of:

a.	1/12th of the product, rounded to two decimal places, of:
i.	The “Original Balance ($),” as shown on the Final Data File,
ii.	The “Mortgage Loan Interest Rate (At SOFR Cap),” as shown on the Final Data File, and
iii.	365/360 and
b.	12.

Attachment A Page 5 of 5

11.	Using the:
a.	Mortgage Loan Annual Debt Service ($),
b.	Mortgage Loan Annual Debt Service at SOFR Cap ($),
c.	Underwritten Net Operating Income ($),
d.	Underwritten Net Cash Flow ($),
e.	Cut-off Date Balance ($),
f.	Allocated Loan Amount ($),
g.	Balloon Balance ($),
h.	Appraised Value ($) and
i.	Keys,

as shown on the Final Data File, and the applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:

i.	Underwritten NOI DSCR (x),
ii.	Underwritten NCF DSCR (x),
iii.	Mortgage Loan NCF DSCR at SOFR cap,
iv.	Underwritten NOI Debt Yield,
v.	Underwritten NCF Debt Yield,
vi.	Mortgage Loan Cut-off Date LTV Ratio (%),
vii.	Mortgage Loan LTV Ratio at Maturity (%),
viii.	% of Initial Pool Balance and
ix.	Loan Per Unit ($)

of the Mortgage Loan, and with respect to viii. above, of each Property. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to:

a.	Round the characteristics listed in i. through iii. above to two decimal places and
b.	Round the characteristics listed in iv. through vii. above to the nearest 1/10th of one percent.

Exhibit 1 to Attachment A Page 1 of 2

Source Documents

Mortgage Loan Source Documents

Source Document Title	Source Document Date

Amended and Restated Promissory Note (see Note 1)	10 April 2022

Loan Agreement (see Note 1)	11 April 2022

Allocated Loan Amount Schedule	Not Dated

Deposit Account Control Agreement (see Note 1)	10 April 2022

Cash Management Agreement (see Note 1)	10 April 2022

Guaranty Agreement (see Note 1)	10 April 2022

Environmental Indemnity Agreement (see Note 1)	10 April 2022

Cooperation Agreement (see Note 1)	10 April 2022

Property Source Documents

Source Document Title	Source Document Date

Appraisal Reports	Various

Portfolio Appraisal Report	28 March 2022

Engineering Reports	Various

Seismic Report	10 March 2022

Phase I Environmental Reports	2 March 2022

Underwriter’s Summary Report	Not Dated

Exhibit 1 to Attachment A Page 2 of 2

Property Source Documents (continued)

Source Document Title	Source Document Date

Pro Forma Title Policies	Not Dated

Hotel Management Agreements	Various

Hotel Management Agreement Abstracts	Various

Parking Management Agreements	Various

Parking Agreement Summaries (see Note 1)	8 April 2022

Operating Lease Agreements	Various

Condominium Declaration Abstracts	Various

Capital Expenditure Summary Documents	Not Dated

STR Reports	Various

Note:

1.	The indicated provided Source Document(s) are draft document(s). For the purpose of the procedures described in this report, the Depositor instructed us to treat the indicated Source Document(s) as fully executed.

Exhibit 2 to Attachment A Page 1 of 7

Compared Characteristics and Source Documents

Property Information:

Characteristic	Source Document(s)

Address (see Note 1)	Appraisal Report
City (see Note 1)	Appraisal Report
County	Appraisal Report
State (see Note 1)	Appraisal Report
Zip Code	Appraisal Report
General Property Type	Appraisal Report
Detailed Property Type	Appraisal Report
Keys	Underwriter’s Summary Report
Year Built	Appraisal Report
Year Renovated	Appraisal Report

Third Party Information:

Characteristic	Source Document(s)

Appraised Value ($) (see Note 2)	Appraisal Report or Portfolio Appraisal Report
Appraisal Date (see Note 2)	Appraisal Report or Portfolio Appraisal Report
As-Stabilized Appraised Value ($) (see Note 2)	Appraisal Report or Portfolio Appraisal Report
As-Stabilized Appraisal Date (see Note 2)	Appraisal Report or Portfolio Appraisal Report
Appraisal FIRREA (Y/N)	Appraisal Report or Portfolio Appraisal Report
Appraiser Designation	Appraisal Report or Portfolio Appraisal Report
Engineering Report Date	Engineering Report
Flood Zone	Engineering Report
Environmental Phase I Report Date	Phase I Environmental Report
Earthquake Insurance Required (Y/N) (see Note 3)	Engineering Report
Seismic Report Date (see Note 4)	Seismic Report
PML or SEL (%) (see Note 4)	Seismic Report

Exhibit 2 to Attachment A Page 2 of 7

Hotel Operating Information:

Characteristic	Source Document(s)

2019 Occupancy	Underwriter’s Summary Report
2020 Occupancy	Underwriter’s Summary Report
2021 Occupancy	Underwriter’s Summary Report
TTM February 2022 Occupancy	Underwriter’s Summary Report
UW Occupancy	Underwriter’s Summary Report
2019 Average Daily Key Rate ($)	Underwriter’s Summary Report
2020 Average Daily Key Rate ($)	Underwriter’s Summary Report
2021 Average Daily Key Rate ($)	Underwriter’s Summary Report
TTM February 2022 Average Daily Key Rate ($)	Underwriter’s Summary Report
UW Average Daily Key Rate ($)	Underwriter’s Summary Report
2019 Daily RevPAR ($)	Underwriter’s Summary Report
2020 Daily RevPAR ($)	Underwriter’s Summary Report
2021 Daily RevPAR ($)	Underwriter’s Summary Report
TTM February 2022 Daily RevPAR ($)	Underwriter’s Summary Report
UW Daily RevPAR ($)	Underwriter’s Summary Report

Underwriting Information: (see Note 5)

Characteristic	Source Document(s)

2019 EGI Date	Underwriter’s Summary Report
2019 EGI ($)	Underwriter’s Summary Report
2019 Expenses ($)	Underwriter’s Summary Report
2019 NOI ($)	Underwriter’s Summary Report
2019 FF&E Reserve ($)	Underwriter’s Summary Report
2019 NCF ($)	Underwriter’s Summary Report
2020 EGI Date	Underwriter’s Summary Report
2020 EGI ($)	Underwriter’s Summary Report
2020 Expenses ($)	Underwriter’s Summary Report
2020 NOI ($)	Underwriter’s Summary Report
2020 FF&E Reserve ($)	Underwriter’s Summary Report
2020 NCF ($)	Underwriter’s Summary Report
2021 EGI Date	Underwriter’s Summary Report
2021 EGI ($)	Underwriter’s Summary Report
2021 Expenses ($)	Underwriter’s Summary Report
2021 NOI ($)	Underwriter’s Summary Report
2021 FF&E Reserve ($)	Underwriter’s Summary Report
2021 NCF ($)	Underwriter’s Summary Report
Most Recent Date (if past 2021)	Underwriter’s Summary Report
Most Recent # of months	Underwriter’s Summary Report

Exhibit 2 to Attachment A Page 3 of 7

Underwriting Information: (continued)

Characteristic	Source Document(s)

Most Recent Description	Underwriter’s Summary Report
Most Recent EGI (if past 2021) ($)	Underwriter’s Summary Report
Most Recent Expenses (if past 2021) ($)	Underwriter’s Summary Report
Most Recent NOI (if past 2021) ($)	Underwriter’s Summary Report
Most Recent FF&E Reserve (if past 2021) ($)	Underwriter’s Summary Report
Most Recent NCF (if past 2021) ($)	Underwriter’s Summary Report
Underwritten EGI ($)	Underwriter’s Summary Report
Underwritten Expenses ($)	Underwriter’s Summary Report
Underwritten Net Operating Income ($)	Underwriter’s Summary Report
Underwritten TI / LC ($)	Underwriter’s Summary Report
Underwritten FF&E Reserve ($)	Underwriter’s Summary Report
Underwritten Other Reserve ($)	Underwriter’s Summary Report
Underwritten Net Cash Flow ($)	Underwriter’s Summary Report

Reserve and Escrow Information:

Characteristic	Source Document(s)

Ongoing Replacement Reserve ($)	Loan Agreement
Replacement Reserve Caps ($)	Loan Agreement
Ongoing TI/LC Reserve ($)	Loan Agreement
TI/LC Caps ($)	Loan Agreement
Ongoing Environmental Reserve ($)	Loan Agreement
Ongoing Deferred Maintenance Reserve ($)	Loan Agreement
Ongoing Debt Service Reserve ($)	Loan Agreement
Ongoing RE Tax Reserve ($)	Loan Agreement
Ongoing Insurance Reserve ($)	Loan Agreement
Ongoing Other Reserve ($)	Loan Agreement
Other Reserve Description	Loan Agreement
Upfront Replacement Reserve ($)	Loan Agreement
Upfront TI/LC Reserve ($)	Loan Agreement
Upfront Deferred Maintenance Reserve ($)	Loan Agreement
Upfront Environmental Reserve ($)	Loan Agreement
Upfront RE Tax Reserve ($)	Loan Agreement
Upfront Insurance Reserve ($)	Loan Agreement
Upfront Other Reserve ($)	Loan Agreement

Exhibit 2 to Attachment A Page 4 of 7

Mortgage Loan Information:

Characteristic	Source Document(s)

Originator	Loan Agreement
Borrower Name	Loan Agreement
Originator Entity Type	Loan Agreement
Original Balance ($)	Allocated Loan Amount Schedule
Allocated Loan Amount ($)	Loan Agreement
First Due Date	Loan Agreement
Last IO Due Date	Loan Agreement
Maturity Date	Loan Agreement
Fully Extended Maturity Date	Loan Agreement
Mortgage Loan Index	Loan Agreement
Float Rate Change Frequency (Mos)	Loan Agreement
SOFR Lookback Days	Loan Agreement
SOFR Floor	Loan Agreement
SOFR Strike Cap	Loan Agreement
SOFR Cap After Extension	Loan Agreement
Amortization Type	Loan Agreement
Interest Accrual Method	Loan Agreement
Interest Accrual Period	Loan Agreement
Extension Options (Y/N)	Loan Agreement
Extension Options (#/Mos)	Loan Agreement
Extension Spread Increase Description	Loan Agreement
First Extension Fee	Loan Agreement
Second Extension Fee	Loan Agreement
Third Extension Fee	Loan Agreement
Exit Fee	Loan Agreement
Due Date	Loan Agreement
Grace Period- Late Fee	Loan Agreement
Grace Period- Default	Loan Agreement
Mortgage Assumable?	Loan Agreement
Assumption Fee	Loan Agreement
Carve-out Guarantor	Guaranty Agreement
Recourse	Guaranty Agreement
Terrorism Insurance Required (Y/N)	Loan Agreement
Lockbox (see Note 6)	Loan Agreement
Cash Management (see Note 7)	Loan Agreement
Cash Management Triggers	Loan Agreement
DSCR at Trigger Level	Loan Agreement

Exhibit 2 to Attachment A Page 5 of 7

Mortgage Loan Information: (continued)

Characteristic	Source Document(s)

Prepayment Provision	Loan Agreement
Prepayment Begin Date (see Note 8)	Loan Agreement
Prepayment End Date (see Note 9)	Loan Agreement
Day of Month Prepayment Permitted	Loan Agreement
Open Period Begin Date (see Note 10)	Loan Agreement
Open Period (Payments)	Loan Agreement
Prepayment Type	Loan Agreement
Partially Prepayable without Penalty	Loan Agreement
Partially Prepayable without Penalty Description	Loan Agreement
Partial Collateral Release Description	Loan Agreement
Single Purpose Borrower (Y/N)	Loan Agreement
Condominium Present? (see Note 11)	Condominium Declaration Abstract
Letter of Credit?	Loan Agreement
Tenant In Common (Y/N)	Loan Agreement
Release Provisions (Y/N)	Loan Agreement
Future Debt Allowed?	Loan Agreement and Cooperation Agreement
Property Manager	Hotel Management Agreement Abstract
Hotel Management Agreement Expiration	Hotel Management Agreement Abstract
Ownership Interest (see Note 12)	Pro Forma Title Policy
Lien Position	Pro Forma Title Policy

Exhibit 2 to Attachment A Page 6 of 7

Notes:

1.	For the purpose of comparing the indicated characteristics, the Depositor instructed us to ignore differences that are due to standard postal abbreviations.

2.	For the purpose of comparing the “Appraised Value ($)” and “Appraisal Date” characteristics for the Mortgage Loan, the Depositor instructed us to use the $2,358,000,000 “as is” appraised value and 3/1/2022 appraisal date, respectively, both as shown in the portfolio appraisal report Source Document. For the purpose of comparing the “Appraised Value ($)” and “Appraisal Date” characteristics for each Property, the Depositor instructed us to use the individual “as is” appraised value and appraisal date for each Property, respectively, both as shown in the applicable appraisal report Source Document, even though the sum of the individual “as is” appraised values of the Properties does not equal the $2,358,000,000 “Appraised Value ($)” that is shown on the Preliminary Data File for the Mortgage Loan.

For the purpose of comparing the “As-Stabilized Appraised Value ($)” and “As-Stabilized Appraisal Date” characteristics for the Mortgage Loan, the Depositor instructed us to use the $2,875,000,000 “as stabilized” appraised value and 3/1/2025 appraisal date, respectively, both as shown in the portfolio appraisal report Source Document. For the purpose of comparing the “As-Stabilized Appraised Value ($)” and “As-Stabilized Appraisal Date” characteristics for each Property, the Depositor instructed us to use the individual “as stabilized” appraised value and appraisal date for each Property, respectively, both as shown in the applicable appraisal report Source Document, even though the sum of the individual “as stabilized” appraised values of the Properties does not equal the $2,875,000,000 “As-Stabilized Appraised Value ($)” that is shown on the Preliminary Data File for the Mortgage Loan.

3.	For the purpose of comparing the “Earthquake Insurance Required (Y/N)” characteristic, the Depositor instructed us to use “Yes” if the related engineering report Source Document indicates that the Property is located in seismic zone 3 or 4. For each Property on the Preliminary Data File where the engineering report Source Document does not indicate that the related Property is located in seismic zone 3 or 4, the Depositor instructed us to use “No” for the “Earthquake Insurance Required (Y/N)” characteristic.

4.	For the purpose of comparing the indicated characteristics, the Depositor instructed us to perform procedures only for any Property that contains a seismic report Source Document in the related loan file. For any Property on the Preliminary Data File that does not contain a seismic report Source Document in the related loan file, the Depositor instructed us to use “NAP” for the indicated characteristics.

5.	For the purpose of comparing the “Underwriting Information” characteristics that are expressed as dollar values, the Depositor instructed us to ignore differences of +/- $1 or less.

6.	For the purpose of comparing the “Lockbox” characteristic, the Depositor instructed us to use “Hard” if the applicable Source Document(s) require the borrower(s) or manager(s) to direct credit card companies or credit card clearing banks to pay receipts directly to a lockbox account controlled by the lender(s).

Exhibit 2 to Attachment A Page 7 of 7

Notes: (continued)

7.	For the purpose of comparing the “Cash Management” characteristic, the Depositor instructed us to use “Springing” if:
a.	Prior to the occurrence of an event of default or one or more specific trigger events described in the applicable Source Document(s), revenue in the lockbox account is transferred to an account controlled by the borrower(s), and
b.	Upon the occurrence of an event of default or one or more specific trigger events described in the applicable Source Document(s), revenue in the lockbox account is transferred to a cash management account controlled by the lender(s), and the funds are disbursed according to the applicable Source Document(s).

8.	For the purpose of comparing the “Prepayment Begin Date” characteristic, the Depositor instructed us to use the first “Due Date” which occurs during the spread maintenance period of the prepayment string, as shown in the applicable Source Document(s).

9.	For the purpose of comparing the “Prepayment End Date” characteristic, the Depositor instructed us to use the day prior to the first “Due Date” which occurs during the open period of the prepayment string, as shown in the applicable Source Document(s).

10.	For the purpose of comparing the “Open Period Begin Date” characteristic, the Depositor instructed us to use the first “Due Date” which occurs during the open period of the prepayment string, as shown in the applicable Source Document(s).

11.	For the purpose of comparing the “Condominium Present?” characteristic, the Depositor instructed us to perform procedures only for any Property that contains a condominium declaration abstract Source Document in the related loan file. For any Property on the Preliminary Data File that does not contain a condominium document Source Document in the related loan file, the Depositor instructed us to use “No” for the “Condominium Present?” characteristic.

12.	For any Property listed in Table A1, the Depositor instructed us to use the information in the “Provided Value” column for the applicable characteristic listed in Table A1, even if the information in the “Provided Value” column did not agree with the corresponding information that was shown in the applicable Source Document(s) or the applicable Source Document(s) were not provided to us.

Table A1:

Property	Characteristic	Provided Value

Westin St. Francis	Ownership Interest	Fee Simple
InterContinental Chicago	Ownership Interest	Fee Simple

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Depositor that are described in the notes above.

Exhibit 3 to Attachment A Page 1 of 2

Provided Characteristics

Characteristic

Property Name
Mortgage Loan Seller
Control Number
Loan / Property Flag
Number of Properties
Single Tenant (Y/N)
Environmental Phase II
Environmental Phase II Report Date
Hotel Franchise Flag
Franchise Agreement Expiration
Administrative Fee Rate (%)
Cross-Collateralized (Y/N)
Crossed Group
Sponsor
Related Group
SOFR Cap Expiration
SOFR Cap Counterparty
SOFR cap Counterparty rating (S&P / MIS / FITCH)
Letter of Credit Balance ($)
Letter of Credit Description
Yield Maintenance Index
Yield Maintenance Discount
Yield Maintenance Margin
Yield Maintenance Calculation Method
Pari Passu Split (Y/N)
Due on Sale
Due on Encumbrance
Lockout Period
Lockout Expiration Date
First P&I Due Date
Loan Purpose
Other Subordinate Debt Balance ($)
Other Subordinate Debt Type
Upfront Debt Service Reserve ($)
Origination Date
Margin

Exhibit 3 to Attachment A Page 2 of 2

Characteristic

Ground Lease (Y/N)
Annual Ground Lease Payment ($)
Ground Lease Expiration Date
Ground Lease Extension (Y/N)
# of Ground Lease Extension Options
Ground Lease Expiration Date after all Extensions
Blanket Insurance Policy (Y/N)
Environmental Insurance Required (Y/N)

Note:	We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the Provided Characteristics.